UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 27, 2008


                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)



          New York                      1-7657                 13-4922250
------------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                     Identification No.)


       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
----     (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
----     (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
----     Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
----     Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

On March 27, 2008, American Express Company (the "Company") issued a press release announcing that it has entered into an agreement to purchase Corporate Payment Services, General Electric's commercial card and corporate purchasing business unit. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The transaction purchase price and the amount needed to replace the debt supporting the receivables of the Corporate Payment Services Business, will be paid from American Express's cash on hand, which at February 29, 2008 was in excess of $17 billion. This cash includes amounts received from the recent sale of American Express Bank Ltd. Subsequent to February month end, the Company priced a debt offering of $3 billion on March 12 and closed the offering on March 19.


Exhibit

99.1  Press Release dated March 27, 2008.


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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               AMERICAN EXPRESS COMPANY
                                              (REGISTRANT)



                                                     /s/ Stephen P. Norman
                                               By -----------------------------
                                               Name:     Stephen P. Norman
                                               Title:    Secretary


Date:   March 27, 2008

                                 EXHIBIT INDEX



Item No.       Description

99.1           Press Release dated March 27, 2008